                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):          September 17, 2001
                                                            ------------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
                        (As Successor to BANK ONE, N.A.)
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of BANC ONE CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                 (State or other jurisdiction of incorporation)

              0-25636                                   51-0269396
         -----------------                              ----------
      (Commission File Number)              (IRS Employer Identification Number)


201 North Walnut Street, Wilmington, Delaware                        19801
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  (Address of principal executive offices)                         (Zip Code)


                (302) 594-4117
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Registrant's telephone number, including area code

Item 5.   Other Events



               On September 17, 2001, the Banc One Credit Card Master Trust (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the following Certificates issued by the Trust, each of which is included in Group One and is a Principal Sharing
          Series:


               Floating Rate Class A Asset Backed Certificates, Series 1996-A Floating Rate Class B Asset Backed Certificates, Series 1996-A



Item 7.   Financial Statements and Exhibits

          (c) Exhibits.

          See page 4 for Exhibit Index.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              First USA Bank, National Association, as Servicer, on behalf of BANC ONE CREDIT CARD MASTER TRUST


                                  By:    /s/ Tracie H. Klein
                                        -----------------------------
                                  Name:     Tracie H. Klein
                                  Title:    First Vice President


Date:  September 17, 2001
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EXHIBIT INDEX


Exhibit                                      Description                                       Page
---------  --------------------------------------------------------------------------------  --------
99.1       Excess Spread Analysis                                                                   5

99.2       The Trust Allocation Report for the monthly Period ending August 31, 2001.               6

99.3       Banc One Credit Card Master Trust - Summary Report for Series 1996-A                   7-8

99.4       Monthly Servicer Certificate                                                             9